Exhibit 99.2

WARRANT SUBSCRIPTION AGREEMENT

This WARRANT SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into as of October 6, 2021 by and between Rigetti Holdings, Inc., a Delaware corporation (the “Issuer”), and the undersigned (“Subscriber”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement (as defined below).

WHEREAS, the Issuer and Supernova Partners Acquisition Company II, Ltd., a Cayman Islands exempted company (which shall domesticate as a Delaware corporation prior to the Closing) (“Supernova”), are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which (i) prior to the Closing and subject to the conditions of the Merger Agreement, the Supernova shall domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”) and the applicable provisions of the Cayman Islands Companies Act (2021 Revision) (the “Companies Act”) (such deregistration and domestication, including all matters necessary or ancillary in order to effect such domestication, the “Domestication”) and (ii) Supernova will acquire 100% of the outstanding equity and equity equivalents of the Issuer (including options, warrants, preferred stock or other securities that have the right to acquire or convert into equity securities of the Issuer) (the “Acquisition”);

WHEREAS, the Issuer and the Subscriber desire to enter into the Collaboration Agreement (as defined below);

WHEREAS, in connection with the Acquisition and Collaboration Agreement, Subscriber desires to subscribe for and purchase from the Issuer a warrant in the form attached hereto (the “Warrant”) entitling the Subscriber to purchase shares of Class A common stock, par value $0.000001 per share, of the Issuer (the “Issuer Common Stock”) or such other securities as may be issuable upon the consummation of certain reorganization events, including the Acquisition, in which case such Warrant shall be exercisable for shares of common stock, par value $0.000001 per share, of Supernova after the Domestication as a corporation incorporated in the State of Delaware, subject to the to the terms and conditions set forth in the Warrant (the “Shares”), at an exercise price of $0.0001 per Share, exercisable for (i) 500,000 Shares, subject to the adjustments set forth in the Warrant (the “Tranche 1 Warrant Shares”), subject to the payment of an aggregate purchase price of $4,999,950 by Subscriber for the right to purchase the Tranche 1 Warrant Shares in accordance with the Warrant (the “Tranche 1 Warrant Purchase Price”), which is due and payable as set forth in Section 1 herein and (ii) an additional 500,000 Shares, subject to the adjustments set forth in the Warrant (the “Tranche 2 Warrant Shares”), for an aggregate purchase price of $4,999,950 for the right to purchase the Tranche 2 Warrant Shares in accordance with the Warrant, which is due and payable as set forth in Section 1 herein (the “Tranche 2 Warrant Purchase Price” and, together with the Tranche 1 Warrant Purchase Price, the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Warrant in consideration of the payment of the Purchase Price therefor by or on behalf of Subscriber to the Issuer, all on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.

Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, as set forth below, the Warrant upon the payment of the Purchase Price (such purchase and issuance, the “Subscription”).

1.1.

The Subscriber shall pay the Tranche 1 Warrant Purchase Price to the Issuer or, following the Acquisition or any other reorganization involving the Issuer as described in the Warrant (a “Reorganization”), the applicable successor, acquirer or parent entity resulting from such Reorganization (such entity, which shall be Supernova in the event of the Acquisition, the “Company”) by wire transfer of readily available funds of $4,999,950 upon the later of (x) the closing of the Acquisition and (y) June 30, 2022 (such applicable date, the “Tranche 1 Payment Date”). Upon receipt of payment of the Tranche 1 Warrant Purchase Price, the Warrant shall vest and be exercisable by the Subscriber with respect to the Tranche 1 Warrant Shares as set forth in the terms of the Warrant; provided, that, the Subscription shall be deemed to be rejected and the Subscriber shall not be entitled to be issued the Warrant upon a termination of this Subscription Agreement in accordance with its terms.

1.2.

The Subscriber shall pay the Tranche 2 Warrant Purchase Price to the Issuer by wire transfer of readily available funds of $4,999,950, upon the later to occur of (x) the Tranche 1 Payment Date, and (y) the closing of any transaction or series of related transactions which results in the listing of the capital stock of the Subscriber of any of its Affiliates, including an initial public offering, a direct listing, a combination with a special purpose acquisition company or any similar listing event (the “Subscriber Listing Event”) (such applicable date, the “Tranche 2 Payment Date”); provided, that if such Subscriber Listing Event has not occurred on or prior to the second (2nd) anniversary of the date of this Subscription Agreement, then the Issuer shall be entitled to reject the Subscription with respect to the Tranche 2 Warrant Purchase and the Warrant shall not vest or be exercisable with respect to the Tranche 2 Warrant Shares, and Subscriber shall not have any further obligation with respect to the payment of the Tranche 2 Warrant Purchase Price. Upon receipt of payment of the Tranche 2 Warrant Purchase Price, the Warrant shall vest and be exercisable by the Subscriber with respect to the Tranche 2 Warrant Shares as set forth in the terms of the Warrant; provided, that, the Subscription shall be deemed to be rejected and the Subscriber shall not entitled to be issued the Warrant upon a termination of this Subscription Agreement in accordance with its terms.

2.	Representations, Warranties and Agreements.

2.1.

Subscriber’s Representations, Warranties and Agreements. To induce the Issuer to issue the Warrant to Subscriber, Subscriber hereby represents and warrants to the Issuer and acknowledges and agrees with the Issuer as follows:

2.1.1.

Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If Subscriber is an individual, Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2.

This Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, the signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Issuer, this Subscription Agreement is the valid and binding obligation of Subscriber and is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.1.3.

The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or, if applicable, any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the legal authority or ability of Subscriber to enter into or timely perform its obligations under this Subscription Agreement (a “Subscriber Material Adverse Effect”), (ii) result in any breach or violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or Governmental Authority, domestic or foreign, having jurisdiction over Subscriber or, if applicable, any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

2.1.4.

Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) of Regulation D under the Securities Act) satisfying the applicable requirements set forth on Schedule I hereto, (ii) is acquiring the Warrant and the Shares issuable upon exercise of the Warrant (collectively, the “Securities”) only for its own account and not for the account of others, or if Subscriber is subscribing for the Warrant as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer, and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account and (iii) is not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule I hereto).

2.1.5.

Subscriber understands that the Warrant is being offered in a transaction not involving any public offering within the meaning of the Securities Act and that none of the Securities have been registered under the Securities Act. Subscriber understands that the Securities may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing any of the Securities shall contain a legend, or each register for the Securities in book entry form shall contain a notation, to such effect. Subscriber acknowledges that the Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber acknowledges and agrees that the Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the date that the Company files a Current Report on Form 8-K following the Closing Date that includes the “Form 10” information required under applicable SEC rules and regulations.

Subscriber understands and agrees that the Securities will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Warrant.

2.1.6.

Subscriber understands and agrees that Subscriber is purchasing the Warrant directly from the Issuer. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, and has not relied upon, any statements, representations, warranties, covenants or agreements made to Subscriber by the Issuer, Supernova, or any of their respective affiliates or any control persons, officers, directors, partners, agents or representatives, any other party to the Acquisition or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Issuer expressly set forth in this Subscription Agreement.

2.1.7.

Subscriber’s acquisition and holding of the Warrant will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

2.1.8.

In making its decision to purchase the Warrant, Subscriber has relied solely upon independent investigation made by Subscriber and the Issuer’s representations, warranties and agreements herein. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone other than the Issuer and its representatives concerning the Issuer or the Warrant or the offer and sale of the Warrant. Subscriber acknowledges and agrees that Subscriber has received access to, and has had an adequate opportunity to review, such information as Subscriber deems necessary in order to make an investment decision with respect to the Warrant, including with respect to the Issuer, Supernova and the Acquisition, and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to Subscriber’s investment in the Warrant. Without limiting the generality of the foregoing, Subscriber acknowledges that, as the Subscriber deems necessary, it has reviewed (i) the Supernova’s filings with the Securities and Exchange Commission (the “Commission”), (ii) a presentation with respect to the Issuer provided to Subscriber by the Issuer, (iii) summary key risks related to the Issuer, Supernova and the Acquisition provided to Subscriber by the Issuer and (iv) the financial statements of the Issuer as of December 31, 2020 and 2019 and the years then ended. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities.

2.1.9.

Subscriber became aware of this offering of the Warrant solely by means of direct contact between Subscriber and the Issuer or Supernova or a representative of the Issuer or Supernova. Subscriber has a pre-existing substantive relationship (as interpreted in guidance from the Commission under the Securities Act) with the Issuer, Supernova or their respective representatives, and the Warrant was offered to Subscriber solely by direct contact between Subscriber and the Issuer or Supernova or a representative of the Issuer or Supernova. Subscriber did not become aware of this offering of the Securities, nor was any of the Securities offered to Subscriber, by any other means. Subscriber acknowledges that the Issuer represents and warrants that none of the Securities (i) was not offered by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

2.1.10.

Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Securities.

2.1.11.

Alone, or together with any professional advisor(s), Subscriber has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

2.1.12.

Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of an investment in the Securities.

2.1.13.

Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided that Subscriber is permitted to do so under applicable laws. If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, Subscriber, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Securities were legally derived.

2.1.14.

If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of

ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, Subscriber represents and warrants that it has not relied on the Issuer or any of its affiliates (the “Acquisition Parties”) for investment advice as the Plan’s fiduciary with respect to its decision to acquire and hold the Securities, and none of the Acquisition Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Securities.

2.1.15.	[Reserved.]

2.1.16.

No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Issuer as a result of the purchase and sale of Warrant hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Issuer from and after the Closing as a result of the purchase and sale of the Warrant hereunder.

2.1.17.

On the dates each portion of the Purchase Price would be required to be funded to the Issuer pursuant to Section 3.1, Subscriber will have sufficient, immediately available funds to pay each portion of the Purchase Price pursuant to Section 3.1.

2.1.18.	Subscriber was not formed for the purpose of acquiring the Securities.

2.1.19.

No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Issuer.

2.1.20.

If Subscriber is an individual, then Subscriber resides in the state or province identified in the address of Subscriber set forth on the signature page hereto. If Subscriber is not an individual, then the office or offices of Subscriber where its principal place of business is located is identified in the address or addresses of Subscriber set forth on the signature page hereto.

2.1.21.	[Reserved.]

2.1.22.	[Reserved.]

2.2.	Issuer’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Warrant, the Issuer hereby represents and warrants to Subscriber and agrees with Subscriber as follows:

2.2.1.

The Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.2.2.

The execution and delivery of the Warrant has been duly authorized by the Issuer. Upon issuance in accordance with, and payment pursuant to this Agreement, the Warrant will constitute valid and binding obligations of the Issuer, and will be enforceable against the Issuer in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

2.2.3.

This Subscription Agreement has been duly authorized, validly executed and delivered by the Issuer and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber, is the valid and binding obligation of the Issuer and is enforceable against the Issuer in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

2.2.4.

The execution, delivery and performance by the Issuer of this Subscription Agreement and the Warrant, issuance and sale of the Warrant and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Issuer or to have a material adverse effect on the legal authority or ability of the Issuer to enter into or timely perform its obligations under this Subscription Agreement (an “Issuer Material Adverse Effect”), (ii) result in any breach or violation of the provisions of the organizational documents of the Issuer or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or Governmental Authority, domestic or foreign, having jurisdiction over the Issuer or any of its subsidiaries or any of their respective properties that would reasonably be expected to have an Issuer Material Adverse Effect.

2.2.5.

Upon issuance in accordance with, and payment pursuant to, the terms hereof and the respective Warrants, the Warrants will be duly and validly issued and the Shares issuable by the Issuer upon exercise of the Warrant will be duly and validly issued, fully paid and nonassessable. On the date of issuance of the Warrant, the Shares issuable upon exercise of the Warrant shall have been reserved for issuance. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant, the Subscriber will have good title to the Warrant and the Shares issuable by the Issuer upon exercise of such Warrants, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and under other agreements entered into between the Issuer and the Subscriber, (ii) transfer restrictions under federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Subscriber.

2.2.6.

Neither the Issuer, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Securities or solicited any offers to buy any Issuer security under circumstances that would adversely affect reliance by the Issuer on Section 4(a)(2) of the Securities Act for the exemption from registration under the Securities Act of the Warrant to be issued as contemplated hereby.

2.2.7.

Neither the Issuer nor any person acting on its behalf has conducted any general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act, in connection with the offer or sale of any of the Warrant and neither the Issuer nor any person acting on its behalf offered the Warrant in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.2.8.

Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, (x) no registration under the Securities Act is required for the offer and sale of the Warrant by the Issuer to Subscriber contemplated by this Subscription Agreement and (y) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local Governmental Authority is required on the part of the Issuer in connection with such offer and sale of Warrant contemplated by this Subscription Agreement.

2.2.9.

There are no pending or, to the knowledge of the Issuer, threatened, actions, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect. There is no unsatisfied judgment or any open injunction binding upon the Issuer which would, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect.

2.2.10.	The Issuer has not paid, and is not obligated to pay, any brokerage, finder or other commission or similar fee in connection with the issuance and sale of the Warrants.

2.2.11.

The Issuer is in compliance with all applicable laws, except where such non-compliance would not, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect. The Issuer has not received any written communication that alleges that the Issuer is not in compliance with, or is in default or violation of, any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have an Issuer Material Adverse Effect.

2.2.12.

There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Warrants or (ii) the shares of Issuer Common Stock to be issued pursuant to the Warrants.

2.2.13.	Neither the Issuer nor any of its subsidiaries is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.2.14.

Issuer acknowledges and agrees that, notwithstanding anything herein to the contrary, the Warrant may be pledged by Subscriber in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Warrant hereunder, and Issuer effecting a pledge of Warrant shall not be required to provide Issuer with any notice thereof or otherwise make any delivery to Issuer pursuant to this Subscription Agreement. Issuer hereby agrees to execute and deliver such documentation as a pledgee of the Warrant may reasonably request in connection with a pledge of the Warrant to such pledgee by Subscriber.

3.	Settlement Date and Delivery.

3.1.Closing.

3.1.1.

The sale and purchase of the Warrant purchased by the undersigned Subscriber shall take place at a closing (the “Tranche 1 Closing”) shall take place (a) electronically by the mutual exchange of electronic signatures (including portable document format (.PDF)) commencing as promptly as practicable (and in any event no later than 10:00 a.m. Eastern Time on the third (3rd) Business Day) following the satisfaction or (to the extent permitted by applicable Law) waiver of the conditions set forth in Section 3 (other than those conditions that by their terms or nature are to be satisfied at the Tranche 1 Closing; provided, that such conditions are satisfied or (to the extent permitted by applicable Law) waived at the Tranche 1 Closing), or (b) at such time as the Issuer and the Subscriber may determine (the “Tranche 1 Closing Date”); provided, that the Tranche 1 Closing shall not occur prior to the Tranche 1 Payment Date or if this Subscription Agreement has been terminated in accordance with its terms.

3.1.2.

The Warrant shall be exercisable with respect to the Tranche 2 Warrant Shares subject to the payment of the Tranche 2 Warrant Purchase Price at a closing (the “Tranche 2 Closing” and together with the Tranche 1 Closing, the “Closing”) to be held at such time as the Issuer and the Subscriber may determine (the “Tranche 2 Closing Date ” and together with the Tranche 1 Closing Date, the “Closing Date”); provided, that the Tranche 2 Closing shall not occur on or prior to the Tranche 2 Payment Date or if this Subscription Agreement has been terminated in accordance with its terms.

3.1.3.

At the applicable Closing, the Issuer will deliver to the Subscriber the Warrant to be purchased by Subscriber, against receipt by the Issuer of the applicable portion of the Purchase Price by wire transfer of United States dollars in immediately available funds to the account(s) specified by the Issuer. The Warrant will be registered in the Subscriber’s name in the Issuer’s records.

3.2. Conditions to Closing of the Issuer.

The Issuer’s obligations to sell and issue the Warrant at the applicable Closing are subject to the fulfillment or waiver by Issuer, on or prior to the applicable Closing Date, of each of the following conditions:

3.2.1.

Representations and Warranties Correct. The representations and warranties made by Subscriber in Section 2.1 hereof (i) shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects), and (ii) shall be true and correct in all material respects on and as of the applicable Closing Date, unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date (in each case, other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true in all respects) with the same force and effect as if they had been made on and as of said date.

3.2.2.

Compliance with Covenants. Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by Subscriber at or prior to the applicable Closing; provided that this condition shall be deemed satisfied unless written notice of such non-compliance is provided by Issuer to the Subscriber prior to the applicable Closing, and the Subscriber fails to cure such non-compliance in all material respects within ten (10) Business Days of receipt of such notice.

3.2.3.

Legality. There shall not be in force any order, judgment or injunction entered by or with any Governmental Authority enjoining or prohibiting the issuance and sale of the Warrants under this Subscription Agreement.

3.3.	Conditions to Closing of Subscriber.

Subscriber’s obligation to purchase the Warrant at the applicable Closing is subject to the fulfillment or waiver in writing by Subscriber, on or prior to the applicable Closing Date, of each of the following conditions:

3.3.1.

Representations and Warranties Correct. The representations and warranties made by the Issuer in Section 2.2 hereof (i) shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Issuer Material Adverse Effect, which representations and warranties shall be true and correct in all respects), and (ii) shall be true and correct in all material respects on and as of the applicable Closing Date, unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date (in each case, other than representations and warranties that are qualified as to materiality or Issuer Material Adverse Effect, which representations and warranties shall be true in all respects) with the same force and effect as if they had been made on and as of said date, but in each case without giving effect to consummation of the Acquisition.

3.3.2.

Compliance with Covenants. The Issuer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Issuer at or prior to the applicable Closing.

3.3.3.

Legality. There shall not be in force any order, judgment or injunction entered by or with any Governmental Authority enjoining or prohibiting the issuance and sale of the Warrant under this Subscription Agreement, and no Governmental Authority shall have instituted or threatened in writing a proceeding seeking to impose any such injunction or prohibition.

3.3.4.

Closing of the Acquisition. All conditions precedent to the consummation of the Acquisition set forth in the Merger Agreement shall have been satisfied (as determined by the parties to the Merger Agreement) or waived by the party entitled to the benefit thereof under the Merger Agreement (other than those conditions that may only be satisfied at the consummation of the Acquisition, but subject to satisfaction (as determined by the parties to the Merger Agreement) or waiver by such party of such conditions as of the consummation of the Acquisition).

3.3.5.

Listing. Supernova’s initial listing application with NYSE in connection with the Acquisition shall have been conditionally approved and, immediately following the Effective Time, Supernova shall satisfy any applicable initial and continuing listing requirements of NYSE, and Supernova shall not have received any notice of non-compliance therewith that has not been cured prior to, or would not be cured at or immediately following, the Effective Time, and the Shares shall have been approved for listing on NYSE.

3.3.6.	Collaboration Agreement. Subscriber and Issuer shall have entered into the Collaboration Agreement (as defined below).

4.	Registration Rights Agreement.

4.1.

The Issuer agrees that subject to the consummation of the Tranche 1 Closing and the payment in full of the Tranche 1 Warrant Purchase Price at such Closing it will use commercially reasonable efforts to file with the Commission (at the Issuer’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Shares issuable by the Acquiror upon exercise of the Warrant, including additional shares issued pursuant to any stock split, stock dividend or similar transaction (the “Registrable Securities”) within fifteen (15) business days after the Tranche 1 Closing (the “Filing Deadline”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the consummation of the Acquisition, but no later than the earlier of (i) the 65th calendar day (or 90th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the consummation of the Acquisition and (ii) the 10th Business Day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that if the Commission is closed for operations due to a government shutdown, the Effectiveness Date shall be extended by the same amount of days that the Commission remains closed for operations; provided further, that the Issuer’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing a completed and executed selling shareholder questionnaire in customary form to the Issuer that contains the information required by Commission rules for a Registration Statement regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Registrable Securities to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling shareholder in similar situations. For the avoidance of doubt, the Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Securities. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Warrant to the Issuer (or its successor) upon request to assist the Issuer in making the determination described above. The Issuer shall provide a draft of the Registration Statement to Subscriber for review at least two (2) Business Days in advance of the date of filing the Registration Statement with the Commission (the “Filing Date”), and Subscriber shall provide any comments on the Registration Statement to the Issuer no later than the day immediately preceding the Filing Date. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement. Notwithstanding the foregoing it is expressly understood that the Issuer shall include the following in the Registration Statement, “In offering the securities covered by this prospectus, the selling securityholders may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.” The Issuer may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after the Issuer becomes eligible to use such Form S-3. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the shares of Domesticated Issuer Common Stock by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of shares of Domesticated Issuer Common Stock which is equal to the maximum number of shares as is permitted to be registered by the Commission. In such event, the number of Registrable Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional shares under Rule 415 under the Securities Act, the Issuer shall amend the Registration Statement or file a new Registration Statement to register such additional shares and cause such amendment or Registration Statement to become effective as promptly as practicable. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 4. For the avoidance of doubt, the registration rights set forth herein shall apply only after the Tranche 1 Closing, and prior to the Tranche 1 Closing, the Subscriber shall not entitled to any registration rights pursuant to this Subscription Agreement.

4.2.

In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. At its expense the Issuer shall:

4.2.1.

except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions through the date the earliest of (i) three (3) years from the date the initial Registration Statement covering the Registrable Securities is declared effective, (ii) the date on which Subscriber no longer owns the Warrant or (iii) the first date on which Subscriber can sell the Warrant (or shares received in exchange therefor) without any condition or limitation under Rule 144;

4.2.2.	advise Subscriber within five (5) Business Days (or such earlier date as otherwise indicated):

(a) when a Registration Statement or any amendment thereto has been filed with the Commission and when a Registration Statement or any post-effective amendment thereto has become effective, in each case within two (2) Business Days;

(b) within two (2) Business Days after it shall have received notice or obtained knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(c) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(d) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth in this Section 4.2.2, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (a) through (d) above may constitute material, nonpublic information regarding the Issuer;

4.2.3.	use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

4.2.4.

upon the occurrence of any event contemplated in Section 4.2.2(d), except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

4.2.5.	use its commercially reasonable efforts to cause the Warrant to be listed on each securities exchange or market, if any, on which the Issuer’s Domesticated Issuer Common Stock is then listed.

4.3.

Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the filing, effectiveness or continued use of any Registration Statement would require the Issuer to make any public disclosure of material non-public information, which disclosure, in the good faith determination of the board of directors of the Issuer, after consultation with external counsel to the Issuer, (a) would be required to be made in any Registration Statement in order for the applicable Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading or to comply with applicable disclosure requirements, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) the Issuer has a bona fide business purpose for not making such information public (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two (2) occasions or for more than forty-five (45) consecutive calendar days, or more than ninety (90) total calendar days, in each case in any twelve (12)-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event (which notice shall not contain material non-public information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Warrant under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer except (A) for disclosure to Subscriber’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Warrant in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Warrant shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

4.4.

Subscriber may deliver written notice (including via email in accordance with this Subscription Agreement) (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 4; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least three (3) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 4.4) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) Business Day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability.

4.5.

From and after the Tranche 1 Closing, the Issuer shall indemnify and hold harmless Subscriber (to the extent a seller under the Registration Statement), the officers, directors, members, managers, partners, agents, investment advisors and employees of Subscriber, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”) that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent that untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Issuer by or on behalf of Subscriber expressly for use therein or Subscriber has omitted a material fact from such information. The Issuer shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Issuer is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party. Notwithstanding the forgoing, the Issuer’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Issuer.

4.6.

From and after the Tranche 1 Closing, Subscriber shall, severally and not jointly with any other selling shareholder named in the Registration Statement, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Issuer by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Warrant giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber.

4.7.

Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.8.

The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities.

4.9.

If the indemnification provided under Section 4.5 or Section 4.6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of Subscriber hereunder (and including any amounts paid pursuant to Section 4.6) shall be limited to the net proceeds received by such Subscriber from the sale of the Warrant giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 4, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.9 from any person or entity who was not guilty of such fraudulent misrepresentation.

5.

Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) the mutual written agreement of the Issuer and Subscriber to terminate this Subscription Agreement, (ii) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied or waived by the party entitled to grant such waiver on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing, (iii) if the Subscriber breaches any of its obligations under the Subscription Agreement and fails to cure such breach, if curable, within 10 Business Days following written notice of such breach or (iv) August 31, 2022, if the Tranche 1 Closing has not occurred on or before such date; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover reasonable and documented out-of-pocket losses, liabilities or damages arising from such willful breach. The Issuer shall promptly notify Subscriber of the termination of the Merger Agreement promptly (and in any event within one (1) Business Day) after the termination of such agreement.

6.	Miscellaneous.

6.1.

Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional reasonable actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

6.1.1.

Subscriber and the Issuer acknowledge that Subscriber and the Issuer will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber and Issuer contained in this Subscription Agreement. Prior to the Closing, each of Subscriber and the Issuer agrees to promptly notify the other party if any of its acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The Subscriber acknowledges and agrees that the purchase by the Subscriber of the Warrant hereunder will constitute a reaffirmation to the Issuer of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Subscriber as of the time of such purchase.

6.1.2.

Each of the Issuer and the Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal action or official inquiry with respect to the matters covered hereby.

6.1.3.	Each of Subscriber and the Issuer shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

6.1.4.

The Issuer may request from Subscriber such additional information as the Issuer may deem necessary to evaluate the eligibility of Subscriber to acquire the Warrant, and Subscriber shall promptly provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided that, to the extent Subscriber identifies any such additional information as confidential, the Issuer agrees to keep any such information provided by Subscriber confidential (except to the extent required to be disclosed by applicable law, including in connection with any filings required to be made to the SEC or a stock exchange, in which case, Issuer shall provide prior written notice to Subscriber of such disclosure).

6.2.

Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Subscriber, to such address or addresses set forth on the signature page hereto; and

(ii) if to the Issuer, to:

Rigetti Holdings, Inc.

775 Heinz Avenue Berkeley, CA 94710

Attention: Rick Danis, General Counsel

E-mail:

with a required copy (which copy shall not constitute notice) to:

Cooley LLP

55 Hudson Yards,

New York, NY 10001

Attention: Adam Dinow, David Silverman, Rupa Briggs

Email:

6.3.

Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

6.4.

Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought; provided that any rights (but not obligations) of a party under this Subscription Agreement may be waived, in whole or in part, by such party on its own behalf without the prior consent of any other party.

6.5.

Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to purchase the Warrant) may be transferred or assigned without the prior written consent of the other party hereto (other than the Warrant acquired hereunder, if any, and the Subscriber’s rights under Section 4 hereof, and then only in accordance with this Subscription Agreement); provided that no assignment without the other party’s prior written consent shall relieve the assigning party of any of its obligations hereunder.

6.6.

Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

6.7.

Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

6.8.

Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of any state court located in The City and County of New York (the “New York State Courts”), provided that if subject matter jurisdiction over the matter that is the subject of the action is vested exclusively in the U.S. federal courts, such action shall be heard in the U.S. District Court for the Southern District of New York (together with the New York State Courts, the “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement. Each party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such action may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such action is brought in an inconvenient forum or (v) the venue of such action is improper. Each party hereby consents to service of process in any such action in any manner permitted by New York law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 6.2 and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 6.8, a party may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

6.9.

Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

6.10.

No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11.	Remedies.

6.11.1.

The parties agree that irreparable damage would occur if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 6.8, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 6.11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

6.11.2.

The parties acknowledge and agree that this Section 6.11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

6.12.

Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing until the expiration of any statute of limitations under applicable law. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Acquisition, all representations, warranties, covenants and agreements of the parties hereunder shall survive the consummation of the Acquisition and remain in full force and effect until the expiration of any statute of limitations under applicable law.

6.13.	[Reserved.]

6.14.

Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.15.

Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Subscription Agreement or any document to be signed in connection with this Subscription Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

6.16.

Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.

6.17.

Mutual Drafting. This Subscription Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto by virtue of the authorship of any of the provisions of this Subscription Agreement.

7.	[Reserved]

8.

Non-Reliance. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation, other than the representations and warranties of the Issuer expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Issuer. Subscriber agrees that none of the Issuer or Supernova (and their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives) shall be liable to Subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Warrant hereunder.

9.	Additional Covenants.

9.1.

Publicity. Issuer covenants and agrees that it shall use best efforts to: (i) include Subscriber in the list of strategic partners at least as prominent as other strategic partners in any press release announcing the signing of the Merger Agreement (such press release to be provided to Subscriber at least one business day in advance of release), and (ii) within a reasonable period of time following the signing of the Merger Agreement (but in all events within 14 days thereafter, issue an exclusive joint press release, in form and substance reasonably acceptable to the Issuer and Subscriber, announcing the strategic partnership between the Issuer and Subscriber and their intention to collaborate in bringing to market a joint offering for large cloud customers that includes the Subscriber’s CPUs and the Issuer’s QPUs for purposes of addressing one or more uses cases or applications as reasonably determined by the parties.

9.2.

Collaboration Agreement. Each of Subscriber and Issuer covenants and agrees to use commercially reasonable efforts to negotiate in good faith with the other party hereto to enter into a technical collaboration agreement (the “Collaboration Agreement”), on terms and conditions reasonably acceptable to the parties, as soon as reasonably practicable after the date hereof (but in no event later than December 31, 2021), pursuant to which the parties and each of their respective engineering teams (and other relevant subject matter experts, as appropriate) using commercially reasonable efforts would (i) collaborate to identify appropriate use cases and applications of interest to large cloud customers, (ii) devote appropriate engineering resources to develop a commercially viable offering utilizing Ampere CPUs and Rigetti QPUs and addressing such use cases and applications to enable demonstrations thereof for such customers in 2022, and (iii) take all such other efforts reasonably necessary to promote, market and monetize such offering for the benefit of both parties, including a public demonstration of the application on Ampere CPUs and Rigetti QPUs in 2022.

10.

Tax Matters. Subscriber agrees to complete and return with this Subscription Agreement, upon request of the Issuer (and no later than two (2) Business Days prior to Closing), and to update as necessary, a valid and properly executed Internal Revenue Service (“IRS”) Form W-9 or W-8, as applicable. Subscriber further agrees that, in the event that (i) the information contained on such IRS Form W-9 or W-8 is no longer true and correct or (ii) upon reasonable request of the Issuer, Subscriber will provide a new IRS Form W-9 or W-8 to the Issuer.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first written above.

ISSUER:

RIGETTI HOLDINGS, INC.

By:	/s/ Rick Danis
Name:	Rick Danis
Title:	Secretary

[Signature Page – Subscription Agreement]

Accepted and agreed:

SUBSCRIBER:

Signature of Subscriber:		Signature of Joint Subscriber, if applicable:

By:	/s/ Renee James	By:
Name:	Renee J. James	Name:
Title:	Chief Executive Officer	Title:

Name of Subscriber:	Name of Joint Subscriber, if applicable:

Ampere Computing LLC
(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different from the name of Subscriber listed directly above):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN:	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):
4655 Great America Pkwy, Suite 601

Santa Clara, CA 95054
City, State, Zip:	City, State, Zip:

Attn:		Attn:

Telephone No.:	669-770-3700	Telephone No.:

[Signature Page – Subscription Agreement]

Facsimile No.:	N/A	Facsimile No.:

Aggregate Number of Shares exercisable under the Warrant:
1,000,000

[Signature Page – Subscription Agreement]

Schedule I

ELIGIBILITY REPRESENTATIONS OF THE PURCHASER

FOR ENTITIES:

1.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)).

** OR **

2.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

☐	We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) for one or more of the following reasons (Please check the applicable subparagraphs):

☐

We are a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

☐	We are a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐	We are an insurance company, as defined in Section 2(13) of the Securities Act.

☐	We are an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

☐	We are a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐

We are a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐

We are an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

☐	We are a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐

We are a corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c) (3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Warrant, and that has total assets in excess of $5 million.

☐

We are a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Warrant, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	We are an entity in which all of the equity owners are accredited investors.

☐	We are an entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5 million.

* * AND * *

3.	AFFILIATE STATUS

(Please check the applicable box)

THE PURCHASER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by the Purchaser and constitutes a part of the Purchase Agreement.

I-2